Exhibit 10.40
EXECUTION COPY
AMENDMENT NO. 7
TO
RECEIVABLES SALE AGREEMENT
          THIS AMENDMENT NO. 7 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) dated as of November 23, 2010, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Buyer”) and CONSUMERS ENERGY COMPANY (“Originator”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Sale Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Sale Agreement dated as of May 22, 2003 between Buyer and Originator (as amended prior to the date hereof, as amended hereby and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Sale Agreement”).
          B. The parties hereto have agreed to amend certain provisions of the Receivables Sale Agreement upon the terms and conditions set forth herein.
          SECTION 1. Amendments. Subject to the satisfaction of the condition precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Sale Agreement as follows:
     (a) Paragraph 3 of the preliminary statements is hereby amended and restated in its entirety as follows:
“Buyer will sell undivided interests in the Receivables and in the associated Related Security and Collections pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of November 23, 2010 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Purchase Agreement”) among Buyer, Originator, as Servicer, the Conduits party thereto from time to time, the Financial Institutions party thereto from time to time, the Managing Agents party thereto from time to time and JPMorgan Chase Bank, N.A. or any successor agent appointed pursuant to the terms of the Purchase Agreement, as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”).”
     (b) Section 1.2(b) is hereby amended to delete the penultimate sentence and replace it with the following:
“The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of the Subordinated Note and shall be payable solely from funds which Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Administrative Agent, the Managing Agents or the Purchasers.”

     (c) Section 1.6(b) is hereby amended and restated in its entirety as follows:
“Originator acknowledges that Buyer, pursuant to the Purchase Agreement, shall assign to the Administrative Agent, for the benefit of the Administrative Agent, the Managing Agents and the Purchasers thereunder, all of its rights, remedies, powers and privileges under this Agreement and that the Administrative Agent may further assign such rights, remedies, powers and privileges to the extent permitted by the Purchase Agreement. The Originator agrees that the Administrative Agent, as the assignee of the Buyer, shall, subject to the terms of the Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer’s rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder, and, in any case without regard to whether specific reference is made to Buyer’s assigns in the provisions of this Agreement which set forth such rights and remedies) and Originator agrees to cooperate fully with the Administrative Agent and the Purchasers in the exercise of such rights and remedies. Originator further agrees to give to the Administrative Agent copies of all notices it is required to give to Buyer hereunder.”
     (d) Section 4.1(a)(vi) is hereby amended and restated in its entirety as follows:
“Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Administrative Agent, any Managing Agent or any Financial Institution, copies of the same.”
     (e) The last sentence of Section 4.2(d) is hereby amended and restated in its entirety as follows:
“Originator shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory.”
     (f) Section 7.1(b) is hereby amended and restated in its entirety as follows:
“No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Originator and Buyer and consented to by the Administrative Agent, each Managing Agent and each Financial Institution.”
     (g) Section 7.4(a) is hereby amended and restated in its entirety as follows:
“Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Administrative

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Agent, the Managing Agents and the Purchasers and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Originator and its officers and employees may disclose such information to Originator’s external accountants and attorneys and as required by any applicable law, regulation or order of any judicial or administrative proceeding (whether or not having the force of law).”
     (h) Section 7.4(c) is hereby amended and restated in its entirety as follows:
“Anything herein to the contrary notwithstanding, Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Administrative Agent, the Managing Agents, the Financial Institutions or the Conduits by each other, (ii) by Buyer, the Administrative Agent, the Managing Agents, the Financial Institutions or the Conduits to any prospective or actual assignee or participant of any of them or (iii) by the Administrative Agent, any Managing Agent or any Conduit to any rating agency (including, without limitation, in compliance with Rule 17g-5 under the Securities Exchange Act of 1934), Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any Managing Agent acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing provided each such Person is informed of the confidential nature of such information. In addition, the Purchasers, the Managing Agents and the Administrative Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).”
     (i) Section 7.5 is hereby amended and restated in its entirety as follows:
“Bankruptcy Petition. Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.”
     (j) Exhibit I is hereby amended to delete the definitions of “Bank Rate,” “Business Day,” “Conduit,” “Financial Institution” and “Purchasers” and substitute the following therefor:
““Bank Rate” means a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by

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JPMorgan Chase Bank, N.A. from time to time, changing when and as such rate changes.”
““Business Day” means any day on which banks are not authorized or required to close in New York, New York, Chicago, Illinois or Los Angeles, California and The Depository Trust Company of New York is open for business.”
““Conduit” means a Person identified as a “Conduit” on Schedule A to the Purchase Agreement and its respective successors and permitted assigns.”
““Financial Institutions” means, as to any Purchaser Group, each of the financial institutions listed on Schedule A to the Purchase Agreement as a “Financial Institution” for such Purchaser Group, together with its respective successors and permitted assigns.”
““Purchasers” means each Conduit and each Financial Institution.”
     (k) Exhibit I is hereby amended to add the following definition in the appropriate alphabetical order:
““Managing Agent” means, as to any Conduit or Financial Institution, the Person listed on Schedule A to the Purchase Agreement as the “Managing Agent” for such Purchasers, together with its respective successors and permitted assigns.”
     (l) Exhibit III is hereby replaced in its entirety with the Exhibit III attached hereto.
     (m) Exhibit VI is hereby replaced in its entirety with the Exhibit VI attached hereto.
          SECTION 2. Representations and Warranties. The Originator hereby represents and warrants to Buyer and its assigns that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, no Termination Event or Potential Termination Event has occurred and is continuing.
          SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which Buyer and the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
          SECTION 4. Reference to and Effect on the Transaction Documents.

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     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Sale Agreement to “this Receivables Sale Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Sale Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Sale Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer or its assigns under the Receivables Sale Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. Buyer and its assigns hereby expressly reserve all of their rights with respect to the occurrence of other Termination Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Remainder of Page Deliberately Left Blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 7 to RSA

Consented to by:

JPMORGAN CHASE BANK, N.A., as a Managing Agent, as a Financial Institution and as Administrative Agent
By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Senior Vice President

UNION BANK, N.A., as a Financial Institution
By:	/s/ Jeffrey Fesenmaier
	Name:	Jeffrey Fesenmaier
	Title:	Vice President

Signature Page to Amendment No. 7 to RSA

Exhibit III
Lock-boxes; Collection Accounts; Collection Banks; Specified Accounts
JP Morgan Chase Bank
717 Travis, TX2-S084
Houston, TX 77002
Contact: Nina Lacy
Phone: 713-216-2227

Collection Account: 1242263;	provided, that, such account shall be a Specified Account on and after such date as the account is subject to a Collection Account Agreement.
Comerica Bank
500 Woodward Avenue, 9th Floor, MC3268
Detroit, MI 48226
Contact: Stacie McVeigh
Phone: 313-222-4515

Collection Account: 1076119914;	provided, that, such account shall be a Specified Account on and after such date as the account is subject to a Collection Account Agreement.
Wachovia Bank
10401 Deerwood Park Blvd — FL0117
South Building, 3rd Floor
Jacksonville, FL 32256
Contact: Carol Grant
Phone: 800-590-7868 team 662 ext. 4
Collection Account: 2000032635920
Lock-Box Zip Code:
Lansing, MI 48937-0001
PNC Bank, National Association
620 Liberty Avenue
Pittsburgh, PA 15222
Contact: Gabe Galioto
Phone: 412-768-1819
Specified Account: 4006909862
Fifth Third Bank
710 Seminole Rd MD R17061
Norton Shores, MI 49441
Contact: Randy Wolffis, VP & Relationship Manager
Phone: 231-733-5006
Fax: 231-739-7430
Email: randal.wolffis@53.com; CommercialSupport@53.com
Specified Account: 7164496916

Exh. III-1

Exhibit VI
Form of Amended and Restated Subordinated Note
AMENDED AND RESTATED SUBORDINATED NOTE
     November 23, 2010
          1. Note. FOR VALUE RECEIVED, the undersigned, CONSUMERS RECEIVABLES FUNDING II, LLC, a Delaware limited liability company (“SPV”), hereby unconditionally promises to pay to the order of CONSUMERS ENERGY COMPANY, a Michigan corporation (“Originator”), in lawful money of the United States of America and in immediately available funds, on the date following the Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold under the “Sale Agreement” referred to below has been reduced to zero and (ii) Originator has paid to the Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchases (the “Collection Date”), the aggregate unpaid principal sum outstanding of all “Subordinated Loans” made from time to time by Originator to SPV pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of May 22, 2003 between Originator and SPV (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”). Reference to Section 1.2 of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement or the Purchase Agreement (as hereinafter defined).
          2. Interest. SPV further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Bank Rate; provided, however, that if SPV shall default in the payment of any principal hereof, SPV promises to pay, on demand, interest at the rate of the Bank Rate plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that SPV may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Amended and Restated Subordinated Note (the “Subordinated Note”). The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.
          3. Principal Payments. Originator is authorized and directed by SPV to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by SPV, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Originator to make any such entry or any error therein shall expand, limit or affect the obligations of SPV hereunder.

Exh. VI-1

          4. Subordination. The indebtedness evidenced by this Subordinated Note is subordinated to the prior payment in full of all of SPV’s recourse obligations under that certain Amended and Restated Receivables Purchase Agreement dated as of November 23, 2010 by and among SPV, Originator, as Servicer, the entities from time to time party thereto as Conduits, the entities from time to time party thereto as Financial Institutions, the entities from time to time party thereto as Managing Agents, and JPMorgan Chase Bank, N.A., as the “Administrative Agent” (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Administrative Agent, the Managing Agents and the Purchasers and/or any of their respective assignees (collectively, the “Senior Claimants”) under the Purchase Agreement. Until the date on which all “Capital” outstanding under the Purchase Agreement has been repaid in full and all other obligations of SPV and/or the Servicer thereunder and under the “Fee Letter” referenced therein (all such obligations, collectively, the “Senior Claim”) have been indefeasibly paid and satisfied in full, Originator shall not demand, accelerate, sue for, take, receive or accept from SPV, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; provided, however, that (i) Originator hereby agrees that it will not institute against SPV any proceeding of the type described in Section 5.1(d) of the Sale Agreement unless and until the Collection Date has occurred and (ii) nothing in this paragraph shall restrict SPV from paying, or Originator from requesting, any payments under this Subordinated Note so long as SPV is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the funds used for such payments to any of the Senior Claimants and further provided that the making of such payment would not otherwise violate the terms and provisions of the Purchase Agreement. Should any payment, distribution or security or proceeds thereof be received by Originator in violation of the immediately preceding sentence, Originator agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Administrative Agent for the benefit of the Senior Claimants.
          5. Bankruptcy; Insolvency. Upon the occurrence of any proceeding of the type described in Section 5.1(d) of the Sale Agreement involving SPV as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of Capital and the Senior Claim (including “Yield” as defined and as accruing under the Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such Yield is an allowable claim in any such proceeding) before Originator is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of SPV of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Administrative Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

Exh. VI-2

          6. Amendments. This Subordinated Note shall not be amended or modified except in accordance with Section 7.1 of the Sale Agreement. The terms of this Subordinated Note may not be amended or otherwise modified without the prior written consent of the Administrative Agent and each Managing Agent.
          7. GOVERNING LAW. THIS SUBORDINATED NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.
          8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Originator additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.
          9. Assignment. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Originator without the prior written consent of the Administrative Agent, and any such attempted transfer shall be void.
          10. Amendment and Restatement. This Subordinated Note amends and restates in full that certain Subordinated Note dated May 22, 2003 (the “Existing Subordinated Note”) made by SPV in favor of Originator and evidences all amounts outstanding thereunder as of the date hereof as well as amounts hereafter incurred as described above, which Existing Subordinated Note shall, from and after the date hereof, be of no further force and effect. This Subordinated Note is given in substitution for, and not in payment of, such Existing Subordinated Note, and is not intended to constitute a novation of the Existing Subordinated Note.
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Exh. VI-3

     IN WITNESS WHEREOF, SPV has caused this Subordinated Note to be executed on the date first set forth above.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:
Name:
Title:

Exh. VI-4

Schedule
to
AMENDED AND RESTATED SUBORDINATED NOTE
SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

	Amount of	Amount of	Unpaid
	Subordinated	Principal	Principal	Notation made
Date	Loan	Paid	Balance	by

Exh. VI-5